UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

INTERPACE Biosciences, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

On March 4, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the “Commission”) issued an order (the “Original Order”) pursuant to its authority under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) granting exemptions from certain provisions of that Act and the rules thereunder related to the reporting and proxy delivery requirements for certain public companies, subject to certain conditions. The Commission monitored the effects of COVID-19 and on March 25, 2020 modified the exemptions in light of its current understanding of the circumstances. The Commission found that modifying the exemptions to cover filings due on or before July 1, 2020, pursuant to its authority under Section 36 the Exchange Act, is appropriate in the public interest and consistent with the protection of investors. The March 25, 2020 order (Release No. 34-88465) (the “Order”) supersedes the Original Order.

Interpace Biosciences, Inc. (the “Company”, “we”, “us”, or “our”) is relying on the Order issued by the Commission to extend the March 30, 2020 required filing date of its 2019 Annual Report on Form 10-K (the “Report”). The effects of COVID-19 have limited the abilities of the Company’s employees to conduct normal business activities. This has, in turn, delayed the Company’s ability to complete its audit and prepare the Report. Notwithstanding the foregoing, the Company expects to file the Report no later than May 14, 2020 (which is 45 days from the Report’s original filing deadline of March 30, 2020) and in compliance with the exemptions granted under the Order.

In light of the current COVID-19 pandemic, the Company will be including the following risk factors in its Report, as may be updated to reflect subsequent events impacting the Company:

Potential Adverse Impact of Coronavirus (COVID-19) pandemic

The world is currently suffering a coronavirus (COVID-19) pandemic which is resulting in social distancing, travel bans and quarantines. Currently volume of testing in our clinical services labs has slowed. Our pharma services customers have indicated that there could be a slowdown in clinical trials but thus far volume has not suffered. The extent to which the COVID-19 pandemic impacts our operations will depend on future developments, which are highly uncertain and cannot be predicted at this time, and include the duration, severity and scope of the outbreak and the actions taken to contain or treat the coronavirus outbreak. In particular, the continued spread of the coronavirus globally could materially and adversely impact our operations including, without limitation, the functioning of our laboratories, the availability of supplies including reagents, the progress and data collection of our pharma services, demand for our services and travel and employee health and availability. In addition, a significant outbreak of coronavirus could result in a widespread global health crisis that could adversely affect global economies and financial markets resulting in an economic downturn that could negatively affect our business and financial condition.

If a catastrophe strikes any of our laboratories or if any of our laboratories becomes inoperable for any other reason, we will be unable to perform our testing and biopharma services and our business will be harmed.

The laboratories and equipment we use to perform our tests and services would be costly to replace and could require substantial lead time to replace and qualify for use if they became inoperable. Our facilities may be harmed or rendered inoperable by natural or man-made disasters, including earthquakes, flooding, power outages, and health epidemics or pandemics, including the outbreak of Coronavirus (COVID-19), which may render it difficult or impossible for us to perform our testing or services for some period of time or to receive and store samples. The inability to perform our tests or services for even a short period of time, including due to disruption in staffing, supplies, distribution, or transport or temporary closures related to an outbreak of disease such as Coronavirus (COVID-19), may result in the loss of customers or harm our reputation, and we may be unable to regain those customers in the future. Although we maintain insurance for damage to our property and the disruption of our business, this insurance may not be sufficient to cover all of our potential losses and may not continue to be available to us on acceptable terms, if at all. In December 2019, a novel strain of the Coronavirus or COVID-19 emerged in China. The virus has now spread to other countries, including the United States, and could materially and adversely impact our operations. Additionally, continued spread of the COVID-19 globally and resulting travel and other restrictions that may be imposed could negatively impact our ability to obtain raw materials needed for manufacture of our clinical services testing, our ability to provide testing and our pharma services to patients, our financial condition and our results of operation. The extent to which the COVID-19 and global efforts to contain its spread will impact our operations will depend on future developments, which are highly uncertain and cannot be predicted at this time, and include the duration, severity and scope of the outbreak and the actions taken to contain or treat the COVID-19 outbreak.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. In this context, forward-looking statements are not historical facts and include statements about our plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions. These statements include the anticipated timing of the filing of Company’s Report and the expected impact of the COVID-19 virus pandemic on the Company’s financial reporting capabilities and its operations generally, including the potential adverse impact of Coronavirus (COVID-19) pandemic due the slowdown in samples received, testing volume, third party collections and other factors. Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, the Coronavirus pandemic, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond our ability to control or predict. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Please see the risk factors outlined above in this Current Report on Form 8-K as well as other documents we file with the Commission, from time-to-time, for other important factors that could cause our actual results to differ materially from our current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this Current Report on Form 8-K and, except as may be required by law, we undertake no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

/s/ Jack E. Stover
Jack E. Stover
President and Chief Executive Officer

Date: March 30, 2020